Exhibit 10.6

((COMPANY LETTERHEAD))

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  EDC                    GLOBAL COMPREHENSIVE POLICY(SHIPMENTS)
  SEE
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                                                            Policy No. GC1-19781

This policy is issued June 30, 1998 by Export Development Corporation ("EDC")to
Pultronex Corp.                                         with offices located at
2305 Eighth Street                                             (the "Exporter")
Nisku, AB


A copy of the Exporter's application dated May 7, 1998 (the"Application") in respect of this Policy is attached as Schedule "A".



     COVERAGE

Insuring Agreement

1. Subject to the provisions of this Policy, on payment of a non-refundable processing fee of $500 and in consideration of the Exporter's undertaking to pay EDC any premium amounts that become due and payable pursuant to Subsection 8(2), EDC hereby insures the Exporter against and agrees to pay 90% of any Loss, in respect of goods Shipped during the period from June 1, 1998 to May 31, 1999 inclusive, as a direct result of the occurrence of any of the following risks:

Insolvency

     (1)  Insolvency of The Buyer,

Non-payment

     (2) failure of the buyer to pay by the Due Date all or any part of the Gross Invoice Value of goods delivered to and accepted by the buyer,

Repudiation

     (3) failure of the buyer to accept goods exported from Canada before the expiry of thirty days of the date of which the goods were placed at the buyer's disposal in accordance with the delivery terms set out in the Eligible Contract, or refusal of the buyer to accept such goods, where such failure of refusal is not excused by and does not arise from any breach of contract on the part of the Exporter,

Conversion and Transfer

     (4) the operation of a law or any governmental directive having the force of law in the buyers country which restricts or prevents the conversion or transfer of currency, and as a consequence prevents the buyer from making any payment required to be made to the Exporter in circumstances where:

          (a) the buyer has complied with all requirements in the buyer's country for the subsequent conversion or transfer of currency for the purpose of making such payment, and

          (b) the buyer has made an irrevocable deposit for transfer to the Exporter of a sum in the currency of the buyer's country equivalent to the amount of such payment required to be made to the Exporter unless the buyer is specifically precluded by a law or any governmental directive having the force of law in the buyer's country from making such deposit,

War and Related Disturbances

     (5) war or hostilities between two or more countries, or rebellion, revolution, insurrection, civil commotion, acts of political terrorism or other political disturbance of a similar nature in any country other than Canada, excluding however any Loss sustained by the Exporter as a result of the occurrence of a risk that is within the scope of marine cargo insurance available under the War, Strikes, Riots and Civil Commotion Clauses of the London or American Institute on the date of goods were Shipped, whether or not any such insurance was placed,

Export Permits

     (6) cancellation or non-renewal of an export permit by the Government of Canada or the imposition by the Government of Canada of restrictions on the export from Canada of goods which were not subject to permit or restriction prior to the date on which the goods were Shipped, or

Import Permits

     (7) cancellation or non-renewal of an import permit or the imposition of restrictions on the import into the buyer's country of goods which were not subject to permit or restriction prior to the date on which the goods were Shipped.


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                                         GLOBAL COMPREHENSIVE POLICY (SHIPMENTS)
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Extended Political Cover

2. If a Loss is a result of the occurrence of Risk insured pursuant to Subsection 1(2), and if the default that resulted in the Loss cannot be remedied by the buyer because of the occurrence of a Political Risk within 60 days immediately after the Due Date, then such Loss shall be deemed to have been sustained by the Exporter as a result of the occurrence of the Political Risk.

Changes by EDC

3. EDC shall have the right at any time by notice to the Exporter to add or amend any special condition set out in Schedule "B" or to cancel or amend the Credit Limit for all or any buyers in any country designated in Schedule "B", and any such addition, amendment or cancellation shall only apply to shipments made after EDC has given such notice to the Exporter; and, any Loss which is the result of non-compliance with an addition, amendment or cancellation made pursuant to the provisions of this Section shall be conclusively deemed to be due to a cause avoidable by the Exporter.

Application

4. The representations and the declarations made by the Exporter to EDC in the Application form the basis on which this Policy has been issued.



     EXCLUSIONS

Exclusion of Liability

5. EDC shall not be liable for the payment of any claim for any Loss in respect of goods Shipped in circumstances where:

Misrepresentation

     (1) the Exporter has at any time made any misrepresentation to EDC that is material to EDC's rights, liabilities or obligations under this Policy,

Dispute

     (2) there is a dispute between the Exporter and the buyer with regard to any matter under the Eligible Contract,

Changing Terms of Payment

     (3) the Exporter or an agent of the Exporter has entered into an agreement with the buyer changing the terms of any payment to be made by the buyer to the Exporter pursuant to the Eligible Contract, unless EDC has given its prior approval in writing to such agreement or unless such agreement:

          (a) constitutes a composition arrangement that is legally binding on all creditors of the buyer, or

          (b) has been entered into by the buyer with the Exporter in the circumstances described in Section 6,

Cause Avoidable by Exporter

     (4) the Loss is due to a cause avoidable by the Exporter, an agent of the Exporter or an Affiliate, or is caused by the insolvency of the Exporter or the agent or Affiliate,

Assignment of Contract

     (5) any right, title or interest of the Exporter under the Eligible Contract is assigned by the Exporter to any person other than EDC, unless the assignee has executed and delivered to the Exporter a reassignment and release in respect thereof in form and substance satisfactory to EDC,

Licences, Approvals or Authorizations

     (6) The Exporter or the buyer has failed to obtain all or any licences, approvals, or authorizations required on the date goods were Shipped for the due performance of the Eligible Contact, or

Related Buyers

     (7) the Exporter has direct or indirect equity interest in the buyer, or if the buyer has any such equity interest in the Exporter.

Extension of Due Date

6. Where the buyer has requested the extension of a Due Date the Exporter may agree with the buyer to extend the Due Date if:

     (1)  payment is to be made on terms other than,

          (a)  cash against documents,

          (b)  documents against payment of sight draft, or

          (c)  documents on payment,

     (2)  the agreement is entered into prior to the original Due Date,

     (3) the extension of the Due Date is not greater than 90 days from the original Due Date, and

     (4) the new extended Due Date does not result in the Exporter having granted credit to the buyer for a period in excess of 180 days.

     DUTIES OF THE EXPORTER

Notification of Other Contracts

7. The Exporter shall promptly notify EDC in each and every case whwere an export shipment of goods is to be made by the Exporter pursuant to a contract of sale that is neither an Eligible Contract nor an Excluded Contract; and on being so notified, EDC shall either:

     (1) extend the application of this Policy to include the contract of sale as an Eligible Contact, and advise the Exporter of the terms of such insurance coverage, or

     (2)  designate the contract of sale as an Excluded Contact.

8.  On or before the 10th day of each calendar month the Exporter shall:

Monthly Declarations

     (1)  complete  and  return  to  EDC  declaration   forms  provided  by  EDC
          specifying by county the Gross Invoice Value of all goods Shipped during the previous calendar month pursuant to contracts of sale other than Excluded Contracts, and if no such goods have been Shipped during the previous calendar month then the Exporter shall submit a declaration to EDC expressly stating that no such goods have been Shipped,

Payment of Premium

     (2) pay the premium to EDC computed on the Gross Invoice Value of all goods Shipped during the previous calendar month, pursuant to Eligible Contracts, at the rates applicable on the date such goods were Shipped, as set out in Schedule "B", and remit the premium to EDC at the same time that the declaration forms are completed and returned to EDC pursuant to Subsection B(1), and

Overdue Accounts

     (3) provide EDC with full particulars as to all amounts payable to the Exporter pursuant to Eligible Contracts, which are in default for more than 90 days.

Events that Could Cause a Loss

9. The Exporter shall immediately notify EDC of the occurrence of any event or circumstance that could cause a Loss.

Prevent and Minimize Loss

10. The Exporter shall use all reasonable and usual care, skill and forethought in respect of all matters affecting this Policy, and shall take all practicable measures, including any measures requested by EDC to:

     (1)  prevent the occurrence of any Loss, or

     (2)  minimize the amount of any Loss that may occur or has occurred.

     CREDIT LIMITS

Discretionary Credit Limit

11. Subject to Section 12, where a Credit Approval has not been issued for a buyer, the Credit Limit for the buyer shall be the greater of:

     (1) the highest amount at any one time owing by the buyer to the Exporter on similar terms which was promptly paid during the twelve-month period immediately preceeding the date the goods that are the subject of the Loss were Shipped, and

     (2) the amount justified by reliable written credit information obtained by the Exporter from a recognized independent credit reporting agency or bank which was current at the date the goods that are the subject of the Loss were Shipped, except that such Credit Limit shall not exceed the amount set out in Item 1 of Schedule "B".

Extended Discretionary Credit Limit

12. Where a Credit Approval has not been issued for a buyer, and where all Loss in respect of goods Shipped to the buyer is a result of the occurrence of a Political Risk, including any Loss deemed pursuant to Section 2 to be the result of a Political Risk, the Credit Limit for the buyer shall be the amount set out in Item 1 of Schedule "B".

EDC Approved Credit Limit

13. Where a Credit Approval has been issued for a buyer, the Credit Limit for the buyer shall be the amount stipulated in the Credit Approval.

EDC's Maximum Liability Limit

14. Notwithstanding the aggregate amount of Credit Limits for individual buyers, EDC's overall maximum liability under this Policy for the payment of claims on account of all Losses is limited in the aggregate to the maximum liability amount set out in Item 2 of Schedule "B".

     CURRENCY FOR PREMIUM AND CLAIM PAYMENTS

15. The premium payable to EDC pursuant to Subsection 8(2) and any claim payment by EDC in respect of a Loss shall be paid in Dollars; and where the Contract Currency is other than Dollars,

     (1) the premium payments shall be made on the basis of the Gross Invoice Value being translated to Dollars, and

     (2) the claim payment shall be made on the basis of the Loss amount being translated to Dollars,

at the buying rate of exchange at the Exporter's bank for the conversion of Contract Currency to Dollars on the last business day of the calendar month in which the goods were Shipped.

     LOSSES

Computation of Loss

16. Any Loss in respect of goods SHipped shall be computed in the Contract Currency and, shall be the Gross Invoice Value of the goods together with any additional insurance, freight or other handling costs incurred as a result of the interruption of diversion of voyage outside Canada due to the occurrence of the Risk which resulted in such Loss, less:

     (1) all amounts received, recovered or realized on account of amounts due and payable to the Exporter by the buyer in respect of such goods, and

     (2) all costs that would have normally been incurred by the Exporter in respect of such goods but which have not been incurred as a result of the occurrence of the Risk insured,

except that where the amount comptued above in respect of Loss exceeds the Credit Limit for the buyer less any

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unrecovered prior Loss amounts in respect of which claim payments have been made by EDC as a result of transactions between the Exporter and the buyer, the amount of Loss computed hereunder shall be the Credit Limit for the buyer less any such unrecovered prior Loss amounts.

     CLAIM PAYMENTS

Third Party Guarantees

17. EDC shall not be required to make any claim payment in respect of a Loss where EDC has expressly stated that its liability is subject to the Exporter obtaining a third party guarantee wherein the buyer's obligation to pay the Exporter is guaranteed by such third party unless:

     (1)  the guarantee has been obtained by the Exporter, and

     (2) the guarantor has defaulted in its payment obligations to the Exporter.

Claim Waiting Period

18. The right of the Exporter to claim against EDC for indemnification under this Policy for a Loss hall arise four months after the date on which the Loss was sustained by the Exporter, except that:

     (1) if the Loss is a result of the occurrence of the Risk described in Subsection 1(1), the right of the Exporter to claim against EDC shall arise immediately upon the Loss having been sustained by the Exporter,

     (2) if the Loss is a result of the occurrence of the Risk described in Subsection 1(2), the right of the Exporter to claim against EDC shall arise six months from the date on which the Loss was sustained by the Exporter, and

     (3) if the Loss is a result of the occurrence of the Risk described in Subsection 1(3), the right of the Exporter to claim against EDC shall arise when the goods referred to in the Risk have been resold or otherwise disposed of by or on behalf of the Exporter with the prior approval of EDC.

Claim Period

19. EDC shall not be liable for the payment of a claim for any Loss unless EDC has received notice from the Exporter of the claim within twelve months from the date on which the Loss was sustained by the Exporter.

     RECOVERIES

Sharing of Recoveries

20. Where EDC has paid a claim for a Loss in respect of goods Shipped, all amounts exclusive of post maturity interest that are received, recovered or realized on account of amounts payable to the Exporter by the buyer in respect of such goods shall be first divided between the Exporter and EDC in the proportion in which they shared the Loss, until the aggregate of such amounts equals the amount of the Loss, after which any further such amounts received, recovered or realized shall be exclusively for the account of the Exporter; and any post maturity interest in respect of unrecovered EDC claim payments shall be for the account of EDC.

Remittance of Recoveries

21. All amounts due to EDC pursuant to Section 20, which have been received, recovered or realized by the exporter or any person on behalf of the Exporter other than EDC, shall be forthwith remitted to EDC in the Contract Currency unless otherwise directed by EDC, and until so remitted such funds shall be held in trust for EDC.

Recovery Obligations of Exporter

22. On payment of a claim by EDC in respect of a Loss, the Exporter shall take all steps necessary or expedient to recover the amount of the Loss, and if requested by EDC, the Exporter shall:

     (1) institute legal proceedings against the buyer to recover any amounts owned to the Exporter in respect of such Loss,

     (2) grant and execute in form acceptable to EDC a Power of Attorney in favour of EDC, enabling EDC to give instructions on behalf of the Exporter in respect of any legal rights and remedies available to the Exporter against the buyer to recover any amounts owed to the Exporter in respect of such Loss, including the institution of legal proceedings in respect thereof against any person by and in the Exporter's name, and

     (3) transfer and assign to EDC all or any part of the Exporter's right, title and interest in any amounts owed to the Exporter in respect of such Loss, or any security in respect thereof, and the Exporter agrees to give notice of any such assignment only when and as may be directed in writing by EDC.

Subrogation

23. On payment of a claim by EDC in respect of a Loss, EDC shall be fully subrogated to the Exporter's recovery rights in respect of the Loss, whether or not the Exporter has been fully indemnified for such Loss; and EDC may institute legal proceedings in the Exporter's name against any person for purposes of exercising any such subrogated right.

     GENERAL CONDITIONS

EDC's Access to Information

24. EDC may at any time examine and make copies of all letters, commuications, accounts or other documents in the possession or control of the Exporter relating to any matter under this Policy; and in respect thereof the Exporter shall, at the request of EDC,

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     (1)  provide EDC with all  information  in the  possession of the Exporter,
          and

     (2) take all reasonable steps to obtain any information or to obtain the sight of any document in the possession of a third party.

Contract of Insurance

25. This Policy and any endorsements thereto, and the Application on which it is based constitutes the entire contract of insurance between EDC and the Exporter; and except as expressly provided for herein, any verbal statements, undertakings or agreements between the parties other than what is contained in this Policy and any endorsements thereto or as contained in the Application, shall not form part of, or be deemed to be part of, such contract of insurance.

Notice

26. Every notice to be given pursuant to this Policy shall be in writing, which shall include telex, cable or telegram, and such notice shall be with delivered by hand mailed or transmitted to EDC or the Exporter, as the case may be, at their respective addresses; and any such notice shall be effective as to the matters therein referred to, when received by the Exporter or EDC as the case may be.

Observance of Policy Conditions

27. The due performance and observance of the Exporter's duties and obligations as set out in this Policy, shall be a condition precedent to any liability of EDC for the payment of a claim in respect of a Loss.

Termination

28. EDC shall have the right to terminate this Policy of fifteen days notice to the Exporter if the Exporter defaults in the due performance or observance of its duties or obligations as set out in this Policy, unless such default is cured or remedied by the Exporter within such fifteen day notice period.

Policy not Assignable

29. The Exporter shall not assign this Policy or any right, title or interest therein, without the prior approval in writing of EDC.

Good Faith

30. Without limiting the operation of any rule of law, this Policy has been issued on the condition that the Exporter will observe the utmost good faith at all time; and that, as at the date of issuance hereof, the Exporter has disclosed to EDC all facts material to the Risks insured, and also that the Exporter will promptly disclosed to EDC all changes within the knowledge of the Exporter which are material to any of the Risks insured.

Severability

31. If any provision of this Policy or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Policy and the application of such provision to persons or circumstances other that those as to which it is held invalid or unenforcable, shall not be affected thereby and each provision of this Policy shall be separately valid and enforcable to the fullest extent permitted and this Policy shall be interpreted as for as possible so as to give effect to its stated purposes.

Interpretation

32. The marginal notes and headings in this Policy have been inserted for convenience of reference only and do not form part of this Policy, and shall not be referred to in the interpretation of this Policy; and all references herein to "Section", "Subsection" and "Paragraph" shall respectively refer to Sections, Subsections and Paragraphs of this Policy.

     DEFINITIONS

33. In this Policy, and any endorsement or schedule hereto, the terms "EDC", "Exporter" and "Application" have the meaning ascribed to such terms as referred to in the opening words on page 1 of this Policy, and

     (1)  "Affiliate" means a person carrying on business,

          (a) that is either directly or indirectly controlled by the Exporter or by a person that also controls the Exporter, or

          (b)  that either directly or indirectly control the Exporter,

and for purposes of this definition of Affiliate control means de facto control,

     (2) "Contract Currency" means the currency in which the Gross Invoice Value of goods is contractually required to be paid by a buyer to the Exporter,

     (3) "Credit Approval" means a notice given by EDC to the Exporter stating specific terms and amount of the Credit Limit for a buyer,

     (4) "Credit Limit" means the maximum amount of Loss for which EDC claim payments may be computed in respect of any individual buyer, as determined in that regard pursuant to Section 11, 12 or 13 as the case may be,

     (5)  "Dollars"  or "$" means the  Currency  described in Item 3 of Schedule
          "B",

     (6) "Due Date" means the date on which an amount payable by a buyer to the Exporter under an Eligible Contract is due for payment,

     (7) "Eligible Contract" means a contract of sale that is not an Excluded Contact, and which ,

          (a) has been entered into by the Exporter with a buyer located in one of the countries designated in Schedule "B", and

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          (b)  complies with any special conditions set out in Schedule "B" for the country in which the buyer is located, and which provided that all amounts payable by the buyer to the Exporter shall be paid,

               (i)  in Canadian or United States of America dollars, and

               (ii) within the maximum  terms of payment set out in Schedule "B"
                    for the country in which the buyer is located,

          subject however to the provisions of any Credit Approval issued for that buyer,

     (8) "Excluded Contract" means a contract of sale which EDC has advised the Exporter in writing is not subject to insurance coverage under this Policy,

     (9) "Gross Invoice Value" means the invoice value of goods together with the amount of any insurance, freight or other handling costs incurred by the Exporter on behalf of the buyer at the time the goods were Shipped, excluding however:

          (a) any amount secured by an irrevocable letter of credit prior to or on the date on which the goods were Shipped,

          (b) any amount paid by the buyer to the Exporter prior to or on the date on which the goods were Shipped, and

          (c) any post maturity interest which is computed for a period during which payment is in default,

     (10) "Insolvency Of The Buyer" means those circumstances where the financial affairs of a buyer have resulted in the reorganization or winding up of the financial affairs of the buyer under the bankruptcy or insolvency laws of that buyer's country,

     (11) "Loss" means any loss sustained by the Exporter under an Eligible Contract computed in accordance with Section 16,

     (12) "Political Risk" means a Risk described in Subsection 1(4), 1(5), 1(6), or 1(7),

     (13) "Risk" means a risk described in Section 1, and

     (14) "Shipped" means that goods sold by the Exporter to a foreign buyer have been palaced in transit from a location with Canada to a delivery destination outside Canada.



                         EXPORT DEVELOPMENT CORPORATION


/s/   Signature                                    /s/ Signature
____________________________________               _____________________________

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                                                                          [LOGO]
                                                                           EDC
                                                                           SEE



                                                          Policy No.:  GC1-19781

                                                          Endorsement No.:     3

                                                          Issued:   May 26, 1999


                            CONTINUATION ENDORSEMENT


     This Endorsement is attached to and forms part of Export Development Corporation Global Comprehensive Policy (Shipments) No. GC1-19781, dated June 30, 1998, in the name of Pultronex Corp..

     The end date of the period of cover set out in Section 1 of this Policy is hereby amended by replacing in the fourth line thereof the date of "May 31, 1999" with the date of "May 31, 2001".

     The Exporter hereby expressly acknowledges its concurrence and agreement to extend the insurance Policy which is subject to the changes reflected in the attached Schedule B. The maximum liability amount or amounts, as the case may be, set out in Item 2 of the attached Schedule B shall apply to the payment of all claims made by the Exporter after May 31, 1999, on account of all Losses suffered under the Policy for the entire period of cover; such amount cancels and replaces the maximum liability amount or amounts set out in Item 2 of any other Schedule B issued during the previous period(s) of cover. This Continuation Endorsement requires your acceptance.


EXPORT DEVELOPMENT                               PULTRONEX CORP.
CORPORATION

/s/ Signature                                    /s/ Gary Loblick
------------------------                         ----------------------
                                                 (Authorized Signature)

/s/ Signature                                    May 29, 1999
------------------------                         ----------------------
                                                 (Date)



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